FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS
Classification and Fair Value of Financial Instruments
The classification of financial instruments, as well as their carrying amounts, are as follows for the years ended:

	Amortized cost	Fair value through earnings	Derivatives used for hedging (fair value through OCI)
	$	$	$
December 31, 2017
Financial assets
Cash	9,093	—	—
Trade receivables	106,634	—	—
Supplier rebates and other receivables	2,442	—	—
Interest rate swap agreements	—	—	2,139
Total	118,169	—	2,139
Financial liabilities
Accounts payable and accrued liabilities (1)	85,982	—	—
Borrowings (2)	270,646	—	—
Call option redemption liability	12,725	—	—
Total	369,353	—	—

December 31, 2016
Financial assets
Cash	20,956	—	—
Trade receivables	90,122	—	—
Supplier rebates and other receivables	2,154	—	—
Total	113,232	—	—
Financial liabilities
Accounts payable and accrued liabilities (1)	78,038	—	—
Borrowings (2)	165,560	—	—
Non-controlling interest put options	—	10,020	—
Interest rate swap agreements	—	—	219
Total	243,598	10,020	219

(1)	Excludes employee benefits

(2)	Excludes finance lease liabilities
The carrying amount of the financial assets and liabilities classified as measured at amortized cost is considered a reasonable approximation of fair value. The fair value of cash, trade receivables, supplier rebates and other receivables, accounts payable and accrued liabilities and the call option redemption liability is comparable to their carrying amount, given their short maturity periods. The fair value of long-term borrowings, mainly bearing interest at variable rates, is estimated using observable market interest rates of similar variable rate loans with similar risk and credit standing.

Total interest expense (calculated using the effective interest method) for financial assets or financial liabilities that are not at fair value through profit or loss are as follows for each of the years in the three-year period ended December 31, 2017:

	2017	2016	2015
	$	$	$
Interest expense calculated using the effective interest rate method	8,543	4,542	3,380

The methods used to measure financial assets and liabilities at fair value are described below.

Hierarchy of financial instruments

The Company categorizes its financial instruments into a three-level fair value measurement hierarchy as follows:
Level 1: The fair value is determined directly by reference to unadjusted quoted prices in active markets for identical assets and liabilities.
Level 2: The fair value is estimated using a valuation technique based on observable market data, either directly or indirectly.
Level 3: The fair value is estimated using a valuation technique based on unobservable data.
The Company ensures, to the extent possible, that its valuation techniques and assumptions incorporate all factors that market participants would consider in setting a price and are consistent with accepted economic methods for pricing financial instruments. There were no transfers between Level 1 and Level 2 in 2017 or 2016.
Long-term Borrowings and Interest Rate Swaps
As of December 31, 2017, and 2016, long-term borrowings and interest rate swaps are categorized as Level 2 of the fair value hierarchy. The Company measures the fair value of its interest rate swap agreements using discounted cash flows. Future cash flows are estimated based on forward interest rates (from observable yield curves at the end of a reporting period) and contract interest rates, discounted as a rate that reflects the credit risk of various counterparties.
Option Agreements
In connection with the Powerband Acquisition, the Company had entered into a shareholders’ agreement that contains put options, which provide a single non-controlling interest shareholder with the right to require the Company to purchase its retained interest at a variable purchase price. The purchase price is the greater of the amount determined using a valuation method defined in the agreement or a fair market valuation performed by an independent and qualified expert. Execution of this agreement resulted in the immediate recognition of $10.2 million in present obligations recorded in non-controlling interest put options and a corresponding reduction of equity on the consolidated balance sheet as of September 16, 2016. The non-controlling interest shareholder can exercise 50% of the put options at any time after three years from the closing date of the acquisition (which is September 16, 2019) while the remaining 50% are exercisable at any time after five years from the closing date (which is September 16, 2021).
In addition to the put options described above, the Company had previously entered into various other option agreements with the non-controlling interest shareholders for the transfer of Powerband shares under certain limited circumstances. Under the terms of the shareholders’ agreement and upon the occurrence of certain triggering events such as counterparty default, a shareholder deadlock or business exit, each party has the option to buy the counterparty’s shares at the same variable price as the written put options, with the Company having the first right of refusal. In the event of default by the Company, the non-controlling interest shareholders also have the option to sell their shares to the Company at the same variable price. As of December 31, 2016, these options were not separately accounted for within the balance sheet as they were determined to have zero fair market value to the Company.
On July 4, 2017, the Company and the non-controlling shareholders of Powerband executed a binding term sheet that confirmed that the Company’s call option on all of the shares owned by the non-controlling shareholders had been triggered and substantially reaffirmed the exit terms of the shareholders’ agreement executed between the parties on September 2, 2016. Execution of this agreement resulted in the recognition of $12.7 million in present obligations recorded in call option redemption liability, and a corresponding reduction of equity on the consolidated balance sheet as of December 31, 2017. Execution of this agreement also resulted in a $1.8 million reduction in the previously-recorded liability relating to the non-controlling interest put options with an offsetting benefit in earnings recorded in finance costs in other expense (income), net, followed immediately by the full derecognition of $8.8 million in remaining liability as a result of the extinguishment of obligations relating to these put options. As of March 7, 2018, no shares have been purchased by the Company under this agreement as the parties continue to work through the exit provisions stipulated in the term sheet.
The Company categorizes its non-controlling interest put options as Level 3 of the fair value hierarchy. The Company measures the fair value of its non-controlling interest put options by estimating the present value of future net cash inflows from earnings associated with the proportionate shares that are subject to sale to the Company pursuant to an exercise event. This estimation is intended to approximate the redemption value of the options as indicated in the shareholders’ agreement. The calculation was made using significant unobservable inputs including estimations of undiscounted annual future cash inflows ranging between $4.5 million and $7.5 million, and a discount rate of 12.7%, which the Company believed to be commensurate with the risks inherent in the ownership interest as of December 31, 2016. The fair value of the liability is sensitive to changes in projected earnings and thereby, future cash inflows, and the discount rate applied to those future cash inflows, which could have resulted in a higher or lower fair value measurement. As of December 31, 2017, the Company recognizes zero value relating to extinguished obligations previously arising from put options held by a single non-controlling interest shareholder.
The reconciliation of the carrying amount of financial instruments classified within Level 3 is as follows for the years ended:

Non-controlling interest put options
$
Balance as of December 31, 2015	—
Non-controlling interest put options resulting from the Powerband Acquisition	10,181
Net foreign exchange differences	(161)
Balance as of December 31, 2016	10,020
Valuation adjustment made to non-controlling interest put options	(1,845)
Extinguishment of non-controlling interest put options	(8,810)
Net foreign exchange differences	635
Balance as of December 31, 2017	—

Refer to Note 16 for more information regarding business acquisitions.
Exchange Risk
The Company’s consolidated financial statements are expressed in US dollars while a portion of its business is conducted in other currencies. Changes in the exchange rates for such currencies into US dollars can increase or decrease revenues, operating profit, earnings and the carrying values of assets and liabilities.
The following table details the Company’s sensitivity to a 10% strengthening of other currencies against the US dollar, and the related impact on finance costs—other expense (income), net. For a 10% weakening of the other currencies against the US dollar, there would be an equal and opposite impact on finance costs—other expense, net.
The estimated increase (decrease) to finance cost-other expense (income), net from financial assets and financial liabilities resulting from a 10% strengthening of other currencies against the US dollar, everything else being equal, would be as follows:

	2017	2016
	USD$	USD$
Canadian dollar	(5,944)	(4,814)
Euro	(95)	(13)
Indian Rupee	227	(156)
	(5,812)	(4,983)

The Company's risk strategy with respect to its foreign currency exposure is that the Financial Risk Management Committee (i) monitors the Company's exposures and cash flows, taking into account the large extent of naturally offsetting exposures, (ii) considers the Company's ability to adjust its selling prices due to foreign currency movements and other market conditions, and (iii) considers borrowing under available debt facilities in the most advantageous manner, after considering interest rates, foreign currency exposures, expected cash flows and other factors.
Interest Rate Risk
The Company is exposed to a risk of change in cash flows due to the fluctuations in interest rates applicable on its variable rate Revolving Credit Facility and other floating rate borrowings. The Company’s overall risk management objective is to minimize the long-term cost of debt, taking into account short-term and long-term earnings and cash flow volatility. The Company’s risk strategy with respect to its exposure associated with floating rate borrowings is that the Financial Risk Management Committee monitors the Company’s amount of floating rate borrowings, taking into account the current and expected interest rate environment, the Company’s leverage and sensitivity to earnings and cash flows due to changes in interest rates. The Company’s risk management objective at this time is to mitigate the variability in 30-day LIBOR and CDOR-based cash flows.
To help accomplish this objective, the Company entered into interest rate swap agreements designated as cash flow hedges. The terms of the interest swap agreements are as follows:

Effective Date	Maturity	Notional amount		Settlement	Fixed interest rate paid
		$			%
March 18, 2015	November 18, 2019	40,000		Monthly	1.61
August 18, 2015	August 20, 2018	60,000		Monthly	1.197
June 8, 2017	June 20, 2022	40,000		Monthly	1.79
July 21, 2017	July 18, 2022	CDN$90,000	(1)	Monthly	1.6825
August 20, 2018	August 18, 2023	60,000		Monthly	2.045

(1)
On July 21, 2017, the Company entered into an interest rate swap agreement to minimize the long-term cost of borrowings priced at the 30-day CDOR. The notional amount will decrease by CDN$18.0 million on the 18th of July each year until settlement.

The interest rate swap agreements involve the exchange of periodic payments excluding the notional principal amount upon which the payments are based. These payments were recorded as an adjustment of interest expense on the hedged debt instruments. The related amount payable to or receivable from counterparties is included as an adjustment to accrued interest.
Additionally, the Company elects to use the Hypothetical Derivative methodology to measure the ineffectiveness of its hedging relationships in a given reporting period to be recorded in earnings. Under the Hypothetical Derivative method, the actual interest rate swaps would be recorded at fair value on the balance sheet, and accumulated OCI would be adjusted to a balance that reflects the lesser of either the cumulative change in the fair value of the actual interest rate swaps or the cumulative change in the fair value of the hypothetical derivatives. The determination of the fair values of both the hypothetical derivative and the actual interest rate swaps will use discounted cash flows based on the relevant interest rate swap curves. The amount of ineffectiveness, if any, recorded in earnings in finance costs in other expense (income), net, would be equal to the excess of the cumulative change in the fair value of the actual interest rate swaps over the cumulative change in the fair value of the hypothetical derivatives. Amounts previously included as part of OCI are transferred to earnings in the period during which the hedged item impacts net earnings.
The change in fair value of the derivatives used for calculating hedge effectiveness was an increase of $2.4 million and $0.2 million as of December 31, 2017 and 2016, respectively.
As of December 31, 2017, and 2016, the impact on the Company’s finance costs in interest expense from a 1.0% increase in interest rates, assuming all other variables remained equal, would be an increase of approximately $0.5 million and $0.6 million, respectively.

Credit Risk

Credit risk results from the possibility that a loss may occur from the failure of another party to perform according to the terms of the contract. Generally, the carrying amount reported on the Company’s consolidated balance sheet for its financial assets exposed to credit risk, net of any applicable provisions for losses, represents the maximum amount exposed to credit risk.

Financial assets that potentially subject the Company to credit risk consist primarily of cash, trade receivables and supplier rebate receivables and other receivables.

Cash

Credit risk associated with cash is substantially mitigated by ensuring that these financial assets are primarily placed with major financial institutions. The Company performs an ongoing review and evaluation of the possible changes in the status and creditworthiness of its counterparties.

Trade receivables

There were three and two customers with trade receivables that accounted for more than 5% of the Company’s total trade receivables as of December 31, 2017 and 2016, respectively. These trade receivables were current as of December 31, 2017 and 2016. The Company believes its credit risk with respect to trade receivables is limited due to the Company’s credit evaluation process, reasonably short collection terms and the creditworthiness of its customers and credit insurance. The Company regularly monitors its credit risk exposures and takes steps to mitigate the likelihood of these exposures resulting in actual losses. Allowance for doubtful accounts is maintained consistent with credit risk, historical trends, general economic conditions and other information and is taken into account in the consolidated financial statements.

The following table presents an analysis of the age of trade receivables and related balance as of:

	December 31, 2017	December 31, 2016
	$	$
Current	91,736	83,194
Past due accounts not impaired
1 – 30 days past due	12,435	5,636
31 – 60 days past due	1,652	947
61 – 90 days past due	288	146
Over 90 days past due	523	199
	14,898	6,928
Allowance for doubtful accounts	641	254
Gross accounts receivable	107,275	90,376

The Company makes estimates and assumptions in the process of determining an adequate allowance for doubtful accounts. Trade receivables outstanding longer than the agreed upon payment terms are considered past due. The Company determines its allowance by considering a number of factors, including the length of time trade receivables are past due, the customer’s current ability to pay its obligation to the Company, historical results and the condition of the general economy and the industry as a whole. The Company writes off trade receivables when they are determined to be uncollectible and any payments subsequently received on such trade receivables are credited to the allowance for doubtful accounts. The allowance for doubtful accounts is primarily calculated on a specific-identification of trade receivable accounts.

The following table presents a continuity summary of the Company’s allowance for doubtful accounts as of and for the years ended December 31:

	2017	2016
	$	$
Balance, beginning of year	254	128
Additions	1,095	124
Recoveries	(397)	12
Write-offs	(300)	(10)
Foreign exchange	(11)	—
Balance, end of year	641	254

Supplier rebates and other receivables

Credit risk associated with supplier rebates and other receivables is limited considering the amount is not material, the Company’s large size and diversified counterparties and geography.

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial liabilities and obligations as they become due. The Company is exposed to this risk mainly through its borrowings, excluding finance lease liabilities, accounts payable and accrued liabilities and its call option redemption liability. The Company finances its operations through a combination of cash flows from operations and borrowings under its Revolving Credit Facility.

Liquidity risk management serves to maintain a sufficient amount of cash and to ensure that the Company has financing sources for a sufficient authorized amount. The Company establishes budgets, cash estimates and cash management policies to ensure it has the necessary funds to fulfill its obligations for the foreseeable future.

The following maturity analysis for non-derivative financial liabilities is based on the remaining contractual maturities as of the balance sheet date. The amounts disclosed reflect the contractual undiscounted cash flows categorized by their earliest contractual maturity date on which the Company can be required to pay its obligation.
The maturity analysis for non-derivative financial liabilities and finance lease liabilities is as follows for the years ended:

	Call option redemption liability	Other long-term borrowings	Finance lease liabilities	Accounts payable and accrued liabilities (1)	Total
	$	$	$	$	$
December 31, 2017
Current maturity	12,725	10,348	4,891	85,982	113,946
2019	—	257,116	1,047	—	258,163
2020	—	1,238	471	—	1,709
2021	—	1,278	406	—	1,684
2022	—	921	2,645	—	3,566
2023 and thereafter	—	1,381	—	—	1,381
	12,725	272,282	9,460	85,982	380,449

	Non-controlling interest put options	Other long-term borrowings	Finance lease liabilities	Accounts payable and accrued liabilities (1)	Total
	$	$	$	$	$
December 31, 2016
Current maturity	—	1,917	6,078	78,038	86,033
2018	—	264	4,788	—	5,052
2019	5,010	161,734	986	—	167,730
2020	—	829	424	—	1,253
2021	5,010	831	364	—	6,205
2022 and thereafter	—	1,564	2,639	—	4,203
	10,020	167,139	15,279	78,038	270,476

(1)	Excludes employee benefits
The Company’s unused availability under the Revolving Credit Facility and available cash on hand amounted to $186.6 million as of December 31, 2017, and $158.2 million as of December 31, 2016.

Price Risk

The Company’s price risk arises from changes in its raw material prices. A significant portion of the Company’s major raw materials are by-products of crude oil and natural gas and as such, prices are significantly influenced by the fluctuating underlying energy markets. The Company’s objectives in managing its price risk are threefold: (i) to protect its financial result for the period from significant fluctuations in raw material costs, (ii) to anticipate, to the extent possible, and plan for significant changes in the raw material markets, and (iii) to ensure sufficient availability of raw material required to meet the Company’s manufacturing requirements. In order to manage its exposure to price risks, the Company closely monitors current and anticipated changes in market prices and develops pre-buying strategies and patterns, and seeks to adjust its selling prices when market conditions permit. Historical results indicate management’s ability to rapidly identify fluctuations in raw material prices and, to the extent possible, incorporate such fluctuations in the Company’s selling prices.
As of December 31, 2017, all other parameters being equal, a hypothetical increase of 10% in the cost of raw materials, with no corresponding sales price adjustments, would result in an increase in cost of sales of $45.2 million (an increase in cost of sales of $40.0 million in 2016). A similar decrease of 10% will have the opposite impact.
Capital Management
The Company manages its capital to safeguard the Company’s ability to continue as a going concern, provide sufficient liquidity and flexibility to meet strategic objectives and growth and provide adequate return to its shareholders, while taking into consideration financial leverage and financial risk.
The capital structure of the Company consists of cash, borrowings and equity. A summary of the Company’s capital structure is as follows for the years ended:

	December 31, 2017	December 31, 2016
	$	$
Cash	9,093	20,956
Borrowings	279,463	179,825
Total equity	254,722	242,943

The Company manages its capital structure in accordance with its expected business growth, operational objectives and underlying industry, market and economic conditions. Consequently, the Company will determine, from time to time, its capital requirements and will accordingly develop a plan to be presented and approved by its Board of Directors. The plan may include the repurchase of common shares, the issuance of shares, the payment of dividends and the issuance of new debt or the refinancing of existing debt.